UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024 (February 29, 2024)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 2A
Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2024, Mary Ann Gray, Ph.D. informed the board of directors (“Board”) of Palisade Bio, Inc. (the “Company”) that she is resigning as a member of the Board effective immediately. Dr. Gray’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On February 29, 2024, the Board adopted amended and restated bylaws (the “Amended and Restated Bylaws”) for the purpose of removing the Company’s classified Board structure and to provide for the annual election of all members of the Board. Previously, the Company’s bylaws required that the Board be divided into three classes, with each class serving a staggered three-year term.

As a result of the Amended and Restated Bylaws, commencing at the 2024 annual meeting of shareholders and each annual meeting of shareholders thereafter, elections will be held to elect directors to serve one-year terms expiring at the following annual meeting of shareholders, subject to the rights of any class of the Company’s securities to elect directors existing now, or in the future.

Other minor administrative changes were made to the Amended and Restated Bylaws.

The description above of the Amended and Restated Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws as attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2024	Palisade Bio, Inc.

/s/ J.D. Finley
	By:	J.D. Finley
Chief Executive Officer